UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 7, 2006

SIRONA DENTAL SYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

State of Delaware (State or other jurisdiction of incorporation)	000-22673 (Commission File Number)	11-3374812 (IRS Employer Identification No.)

30-00 47th Avenue
Long Island City, New York 11101

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (718) 937-5765

(Former Name or Former Address, if
Changed Since Last Report)

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01    OTHER EVENTS

        On September 7, 2006, Sirona Dental Systems, Inc. (the “Company”), issued a press release announcing the appointment of Gregory P. Leahy as General Counsel and John Sweeney as Director of Investor Relations, both effective September 1, 2006.

        A copy of the press release, dated September 7, 2006 is filed as Exhibit 99.1 hereto.

ITEM 9.01    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        Exhibit 99.1: Press release dated September 7, 2006.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 7, 2006	SIRONA DENTAL SYSTEMS, INC. (Registrant) By: /s/ Jost Fischer ————————————————————— Jost Fischer Chairman, President and Chief Executive Officer

Exhibit 99.1:   Press release.